Subsequent Events	9 Months Ended	12 Months Ended
	Mar. 31, 2016	Jun. 30, 2015
Subsequent Events
Subsequent Events

NOTE 12 – Subsequent Events

A.	Series C Preferred Shares and Convertible Note Exchange

The Company amended its Articles of Incorporation as of November 13, 2015 to create a Series C preferred shares, which are 12% interest bearing, cumulative, exchangeable, redeemable, non-voting, convertible preferred stock. Authorized shares will be 2,000,000 shares authorized.

On November 16, 2015, the Company exchanged $1,107,607 of the principal balance of a convertible note payable and accrued interest for same number of newly created preferred C shares. Each Series C preferred share can be converted to 50 shares of common stock.

B.	Purchase and Sale of Asset

On July 17, 2015, the Company acquired all of the assets of Dollar Shots Club, LLC in consideration of 2,000,000 shares of the Company’s common stock. On September 18, 2015 the Company sold these assets to Dollar Shots Club, Inc in exchange for 5,000,000 shares of Dollar Shots Club, Inc common stock.

C.	Debt Repayment

On August 29, 2015, the Company repaid a convertible note payable and accrued interest of $197,734 to one of its debtholders.

D.	Borrowings

In October 2015, the Company entered into a $500,000 note payable at 12% simple interest for a one-year period.

E.	Name Change

On Oct 23, 2015, the Company changed its name from Totally Hemp Crazy, Inc to Rocky Mountain High Brands, Inc.

Subsequent Events.

11.	Subsequent Events

During April 2016, the Company sold 25,000,000 at $.02 per share for proceeds of $500,000 to fund its operations and produce inventory in May.

As of March 31, 2016, the principal balance of the individual’s note outstanding was $50,000 and past due. On April 28, 2016, the individual converted the note to 2,160,105 shares of common stock.